Exhibit 99.2

News Release

FREYR – Update on Expected Transaction Closing

OSLO, Norway, June 30, 2021 –The business combination of Alussa Energy Acquisition Corp. (“Alussa Energy”) and FREYR AS (“FREYR”) is expected to be effected on July 9, 2021, through a newly created holding company, FREYR Battery. As previously announced, Alussa Energy will become a wholly-owned subsidiary of FREYR Battery, and the legacy business of FREYR (other than FREYR’s wind business) will be operated by a wholly-owned subsidiary of FREYR Battery upon the consummation of the transaction. FREYR Battery’s ordinary shares are expected to be traded on the New York Stock Exchange under the new symbol “FREY”. In addition, FREYR Battery’s warrants issued in exchange for warrants of Alussa Energy are expected to be traded on the New York Stock Exchange under the new symbol “FREYR.WS”.

The Extraordinary General Meeting of Alussa Energy shareholders (the “Special Meeting”) today approved the proposed business combination with FREYR. Provided all other closing conditions for proposed business combination are or remain satisfied, the timing of the main events leading up to closing are expected to be as follows:

•	July 2, 2021: The last day that FREYR trades on NOTC inclusive of its wind business is expected to be Friday, July 2, 2021. At close of business on that date, the filing to effect the demerger of FREYR’s wind business from FREYR will be submitted for registration. Registration is expected to take place on the same day.
•	July 5, 2021: The last day that FREYR trades on NOTC is expected to be Monday, July 5, 2021. At close of business on that date, the filing to effect the merger of FREYR into Norway Sub 1 AS will be submitted for registration. Registration is expected to take place on the same day.
•	July 7, 2021: The merger of Alussa Energy with FREYR Battery is expected to complete on Wednesday, July 7, 2021. The ordinary shares of FREYR Battery, as well as warrants of FREYR Battery issued in exchange for warrants of Alussa Energy, will be listed on the New York Stock Exchange under the ticker symbols “FREY” and “FREY.WS”, respectively, from July 8.
•	July 9, 2021: The (1) $600 million private placement agreed in connection with the proposed business combination and (2) the merger of Norway Sub 1 AS with FREYR Battery are expected to be completed on Friday, July 9, 2021.

The Exchange Ratio for use in the merger of Norway Sub 1 AS into FREYR Battery is expected to be unchanged at 1 share of Norway Sub 1 AS for 0.179038 shares of FREYR Battery. VPS registered holdings of FREYR / Norway Sub 1 AS shares and warrants as of July 7, 2021 will be used to determine the number of FREYR Battery shares and warrants to be issued to each holder on an account by account basis.

The issuance of FREYR Battery ordinary shares and warrants to Alussa Energy holders have been registered on an effective Form S-4 registration statement and (other than ordinary shares and warrants held by the sponsor and other affiliated holders) will be immediately freely tradable.

FREYR Battery will seek registration for the resale of shares issued to investors in the $600 million private placement and holders of Norway Sub 1 (legacy FREYR holders), as well as ordinary shares underlying warrants issued to Alussa Energy holders, and ordinary shares and warrants held by Alussa’s sponsor and other affiliated holders through the filing of a registration statement on Form S-1 for the resale of these securities (the “Resale S-1”). None of these securities will be freely tradeable until the U.S. Securities and Exchange Commission (the “SEC”) has notified the FREYR Battery that resales may commence pursuant to the Resale S-1 (the “Effectiveness”). Given that the timing of the Effectiveness is not solely within FREYR Battery’s control, it cannot provide an estimate as to when to the Effectiveness will occur and these securities will become freely tradeable. FREYR Battery intends to seek the Effectiveness as promptly as practicable after the closing of the proposed business combination. FREYR Battery will provide an update once the Effectiveness has occurred.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

Forward-Looking Statements

Certain statements made in this press release, and certain oral statements made by representatives of Alussa Energy, FREYR Battery and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, FREYR Battery’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the listing of FREYR Battery’s ordinary shares and ordinary share warrants on the New York Stock Exchange and the closing of the business combination shortly after the Special Meeting and related targeted dates. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, FREYR Battery or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to consummate the transaction; the inability to obtain the listing of FREYR Battery’s ordinary shares and ordinary share warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the business combination; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed business combination; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, FREYR Battery and FREYR. Alussa Energy, FREYR Battery and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, FREYR Battery or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Assurances

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, FREYR Battery and FREYR in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR and FREYR Battery was derived entirely from FREYR. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, FREYR Battery or FREYR, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR or FREYR Battery has been derived, directly or indirectly, exclusively from FREYR and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR or FREYR Battery audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

Contact details:

Steffen Føried

Chief Financial Officer

steffen.foreid@freyrbattery.com

(+47) 975 57 406

Harald Bjørland

Investor Relations

Harald.bjorland@freyrbattery.com

(+47) 908 58 221

Hilde B. Rønningsen

Director of Communications

Phone: +47 4539 7184

hilde.ronningsen@freyrbattery.com